Exhibit 99.2A

CHONGQING SYSWAY INFORMATION TECHNOLOGY CO., LTD
CONDENSED BALANCE SHEETS
AS OF
JUNE 30, 2009 and DECEMBER 31, 2008

	JUNE 30, 2009	DECEMBER 31, 2008
ASSETS	(Unaudited)	(Audited)

CURRENT ASSETS
Cash & cash equivalents	$44,098	$48,588
Accounts receivable, net	1,380,413	932,910
Retentions receivable	1,084,047	49,610
Advance to supplier	1,661	33,213
Other receivables	132,186	207,298
Inventory	83,858	267,789
Intangible assets	152,257	-

Total current assets	2,878,520	1,539,408

RETENTIONS RECEIVABLE	-	42,358

PROPERTY AND EQUIPMENT, net	37,265	39,282

TOTAL ASSETS	$2,915,785	$1,621,048

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$991,463	$157,115
Tax payable	337,125	206,568
Accrued liabilities and other payables	25,499	17,885

Total current liabilities	1,354,087	381,568

CONTINGENCIES AND COMMITMENTS

STOCKHOLDERS' EQUITY
Paid in capital	1,360,497	1,208,240
Accumulated other comprehensive income	104,782	104,271
Retained earnings (accumulated deficit)	96,419	(73,031)

Total stockholders' equity	1,561,698	1,239,480

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,915,785	$1,621,048

CHONGQING SYSWAY INFORMATION TECHNOLOGY CO., LTD
CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED
JUNE 30, 2009 and 2008
(UNAUDITED)
	FOR SIX MONTHS ENDED
	JUNE 30, 2009	JUNE 30, 2008
	(Unaudited)	(Unaudited)

Net sales	$2,337,032	$1,637,231

Cost of goods sold	(1,842,514)	(1,231,682)

Gross profit	494,518	405,549

Operating expenses
Selling expenses	(75,784)	(61,465)
General and administrative expenses	(192,682)	(194,381)

Total operating expenses	(268,466)	(255,846)

Income from operations	226,052	149,703

Non-operating income (expenses)
Interest income	43	176
Interest expense	31	(995)
Reversal of bad debt provision in prior years	-	159,210
Subsidy income	-	25,824
Other income	-	1,558
Other expenses	(192)	(695)

Total non-operating income (expenses)	(118)	185,078

Income before income tax expense	225,934	334,781

Income tax expense	56,483	83,696

Net income	$169,451	$251,085

Other comprehensive item
Foreign currency translation	511	50,990

Comprehensive Income	$169,962	$302,075

CHONGQING SYSWAY INFORMATION TECHNOLOGY CO., LTD
CONDENSED STATEMENTS OF CASH FLOW
FOR THE SIX MONTHS ENDED
JUNE 30, 2009 and 2008
(UNAUDITED)
	FOR SIX MONTHS ENDED
	JUNE 30, 2009	JUNE 30, 2008
	(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$169,451	$251,085
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	7,382	8,959
Change in allowance for doubtful accounts	-	(159,210)
(Increase) decrease in current assets:
Accounts receivable	(447,082)	808,915
Retention receivable	(991,927)	71,326
Advance to suppliers	31,561	(50,913)
Other receivable	75,187	(2,967)
Inventory	184,015	(83,051)
Increase (decrease) in current liabilities:
Accounts payable	834,189	(1,253,646)
Accrued liabilities and other payable	7,606	(50,122)
Tax payable	130,460	23,085

Net cash provided by (used in) operating activities	842	(436,539)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property & equipment	(5,350)	(11,890)

Net cash used in investing activities	(5,350)	(11,890)

CASH FLOWS FROM FINANCING ACTIVITIES:
Short-term loan	-	(49,945)
Advance from related parties	-	(77,922)

Net cash used in financing activities	-	(127,867)

EFFECT OF EXCHANGE RATE CHANGE ON CASH & CASH EQUIVALENTS	18	21,712

NET DECREASE IN CASH & CASH EQUIVALENTS	(4,490)	(554,584)

CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD	48,588	640,003

CASH & CASH EQUIVALENTS, END OF PERIOD	$44,098	$85,419

CHONGQING SYSWAY INFORMATION TECHNOLOGY CO., LTD
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2009 (UNAUDITED) and DECEMBER 31, 2008 (AUDITED)

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Chongqing Sysway Information Technology Co., Ltd. (the “Company” or “Chongqing Sysway”) was incorporated in the Chongqing City, Sichuan Province, People’s Republic of China (“PRC”) in 1999 as a State Owned Enterprise (“SOE”).  In 2005, the two SOE shareholders sold their ownership shares among other original minority shareholders and since then, Chongqing Sysway began to operate as a private enterprise mainly engaged in system integration services including computer system installation, website design, system firewall setup, etc., particularly for tobacco industry.

The unaudited condensed financial statements have been prepared by the Company, pursuant to the rules and regulations of the Securities and Exchange Commission.  The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. The results for the six months ended June 30, 2009 are not necessarily indicative of the results to be expected for the full year ending December 31, 2009.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with US GAAP.  The Company’s functional currency is the Chinese Renminbi; however, the accompanying financial statements have been translated and presented in United States Dollars ($).

Accounts and Retentions Receivable

The Company’s policy is to maintain reserves for potential credit losses on accounts receivable.  Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.  Based on historical collection activity, the Company had $0 bad debt allowance at June 30, 2009 and December 31, 2008, respectively.

At June 30, 2009 and December 31, 2008, the Company had retentions receivable for product quality assurance in the amount of $1,084,047 and $91,968, respectively.  The retention rate varies from 3% to 5% of the sales price with variable terms from 1 year to 3 years.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Securities and Exchange Commission (SEC) Staff Accounting Bulletin (“SAB”) 104, (codified in FASB ASC Topic 480).  Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured.  Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

The Company records its revenue when certain milestones as defined in the service contract are reached. These service contracts have clear milestones and deliverables with distinct values assigned to each milestone.  The milestones do not require the delivery of multiple elements as noted in Emerging Issues Task Force (“EITF”) Issue 00-21 “Revenue Arrangements with Multiple Deliverables” ("EITF No. 00-21"), (codified in FASB ASC Topic 605).   In accordance with SAB No. 104, the Company treats each milestone as an individual revenue agreement and only recognizes revenue for each milestone when all the conditions of SAB 104 defined earlier are met.

Sales revenue represents the invoiced value of products and services, net of value-added tax (“VAT”).  All of the Company’s products and service that are sold and provided in the PRC are subject to Chinese value-added tax of 17% of the gross sales price.  This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product.  The Company recorded VAT payable and VAT receivable net of payments in the financial statements.  The VAT tax return is filed offsetting the payables against the receivables. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

The Company provides post-contract support (PCS).  Maintenance revenues from ongoing customer support services are billed on an annual basis with the revenue being deferred and recognized ratably over the maintenance period. The Company does not charge for PCS services separately for the first year from the date the product is sold. The Company believes that this type of PCS does not have to be accounted for as a separate unit in accordance with guidance provided by AICPA Statement of Position (SOP) 97-2, codified in FASB ASC Topic 985. The Company charges PCS services through a separate contact after the first year of the sale.

Cost of Revenue

Cost of goods sold consists primarily of material costs, labor costs, and related overhead which are directly attributable to the production of the service.  Write-down of inventory to lower of cost or market is also recorded in cost of goods sold.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of accounts receivable and other receivables. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of its clients' financial condition and customer payment practices to minimize collection risk on accounts receivable.

The operations of the Company are located in the PRC.  Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Basic and Diluted Net Income per Share

The Company is a limited company formed under the laws of the PRC. Like limited liability companies (LLC) in the United States, limited liability companies in the PRC do not issue shares to the owners. The owners however, are called shareholders. Ownership interest is determined in proportion to capital contributed.  Accordingly, earnings per share data are not presented.

New Accounting Pronouncements

On June 10, 2009, the Company adopted Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105 - Generally Accepted Accounting Principles - amendments based on Statement of Financial Accounting Standards No. 168 , “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles” (“ASU No. 2009-01”).  ASU No. 2009-01 re-defines authoritative GAAP for nongovernmental entities to be only comprised of the FASB Accounting Standards Codification™ (“Codification”) and, for SEC registrants, guidance issued by the SEC.  The Codification is a reorganization and compilation of all then-existing authoritative GAAP for nongovernmental entities, except for guidance issued by the SEC.  The Codification is amended to effect non-SEC changes to authoritative GAAP.  Adoption of ASU No. 2009-01 only changed the referencing convention of GAAP in Notes to the Consolidated Financial Statements.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”) codified in FASB ASC Topic 855-10-05, which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. SFAS 165 is effective for interim and annual periods ending after June 15, 2009, and accordingly, the Company adopted this pronouncement during the second quarter of 2009. SFAS 165 requires that public entities evaluate subsequent events through the date that the financial statements are issued.

In April 2009, the FASB issued FSP No. SFAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments,” which is codified in FASB ASC Topic 825-10-50. This FSP essentially expands the disclosure about fair value of financial instruments that were previously required only annually to also be required for interim period reporting. In addition, the FSP requires certain additional disclosures regarding the methods and significant assumptions used to estimate the fair value of financial instruments. These additional disclosures are required beginning with the quarter ending June 30, 2009.

FASB ASC 820-10 establishes a framework for measuring fair value and expands disclosures about fair value measurements. The changes to current practice resulting from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. This standard is effective for fiscal years beginning after November 15, 2007; however, it provides a one-year deferral of the effective date for non-financial assets and non-financial liabilities, except those that are recognized or disclosed in the financial statements at fair value at least annually. The Company adopted this standard for financial assets and financial liabilities and nonfinancial assets and nonfinancial liabilities disclosed or recognized at fair value on a recurring basis (at least annually) as of January 1, 2008. The Company adopted the standard for nonfinancial assets and nonfinancial liabilities on January 1, 2008. The adoption of this standard did not have a material impact on its financial statements.

FASB ASC 805 establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. This standard also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. This standard was adopted by the Company beginning January 1, 2009 and will change the accounting for business combinations on a prospective basis.

FASB ASC 810-10 requires all entities to report noncontrolling (minority) interests in subsidiaries as equity in the consolidated financial statements. The standard establishes a single method of accounting for changes in a parent’s ownership interest in a subsidiary that does not result in deconsolidation and expands disclosures in the consolidated financial statements. This standard is effective for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years.  This standard is not currently applicable to the Company.

FASB ASC 815-10 is effective January 1, 2009. This standard requires enhanced disclosures about derivative instruments and hedging activities to allow for a better understanding of their effects on an entity’s financial position, financial performance, and cash flows. Among other things, this standard requires disclosures of the fair values of derivative instruments and associated gains and losses in a tabular formant. This standard is not currently applicable to the Company since the Company does not have derivative instruments or hedging activity.

FASB ASC 350-30 and 275-10 amend the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This standard is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited.  The adoption of this standard did not have any impact on the Company’s financial statements.

FASB ASC 260-10 provides that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. This standard is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The Company does not currently have any share-based awards that would qualify as participating securities. Therefore, application of this standard is not expected to have an effect on the Company's financial reporting.

FASB ASC 470-20 will be effective for financial statements issued for fiscal years beginning after December 15, 2008. The standard includes guidance that convertible debt instruments that may be settled in cash upon conversion should be separated between the liability and equity components, with each component being accounted for in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest costs are recognized in subsequent periods. This standard is currently not applicable to the Company since the Company does not have any convertible debt.

FASB ASC 815-10 and 815-40 are effective for financial statements for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The standard addresses the determination of whether an instrument (or an embedded feature) is indexed to an entity’s own stock, which is the first part of the scope exception for the purpose of determining whether the instrument is classified as an equity instrument or accounted for as a derivative instrument which would be recognized either as an asset or liability and measured at fair value. The standard shall be applied to outstanding instruments as of the beginning of the fiscal year in which this standard is initially applied. Any debt discount that was recognized when the conversion option was initially bifurcated from the convertible debt instrument shall continue to be amortized. The cumulative effect of the change in accounting principles shall be recognized as an adjustment to the opening balance of retained earnings. This standard is currently not applicable to the Company.

FASB ASC 825-10 requires disclosures about the fair value of financial instruments for interim reporting periods. This standard is effective for interim reporting periods ending after June 15, 2009. The adoption of this standard did not have a material impact on the Company’s financial statements.

FASB ASC 820-10 provides additional guidance for Fair Value Measurements when the volume and level of activity for the asset or liability has significantly decreased. This standard is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of this standard did not have a material effect on its financial statements.

FASB ASC 320-10 amends the other-than-temporary impairment guidance for debt and equity securities. This standard is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of this standard did not have a material effect on its financial statements.

3. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at June, 2009 and December 31, 2008 was as below:

	June 30, 2009	December 31, 2008
Vehicle	$51,230	51,210
Office and Equipment	272,894	267,437
Building	--	--
	324,124	318,647
Less: Accumulated depreciation	(286,859)	(279,365)
	$37,265	39,282

The Company disposed its office building for $87,823 during 2008 (see note 5). Depreciation expense for the six months ended June 30, 2009 and 2008 was $7,382 and $8,959, respectively.

4. MAJOR CUSTOMERS AND VENDORS

Three customers accounted for 94% and 76% of the Company’s net revenue for six months ended at June 30, 2009 and 2008, respectively.  For the six months ended June 30, 2009, each customer accounted for about 61%, 22% and 11% of the sales. For the six months ended June 30, 2008, each customer accounted for about 35%, 31% and 10% of the sales.  At June 30, 2009 the total receivable balance due from these customers was $2,075,170.

Two and one vendor provided 75% and 87% of the Company’s purchase of raw materials for the six months ended June 30, 2009 and 2008, respectively. For the six months ended at June 30, 2009, each vendor accounted for about 66% and 9% of the purchases. At June 30, 2009 the account payable to these vendors was $ 879,983.

5. OTHER RECEIVABLES

Other receivables consisted of the following at June 30, 2009 and December 31, 2008, respectively:

	June 30, 2009	December 31, 2008
Advance to staff	$11,330	44,914
Advance to third parties	9,002	1,683
Tax rebate and retention for sales contract	13,843	15,593
Receivable on disposal of asset	87,823	87,789
Receivable for VAT paid but purchase invoices not yet received	10,188	57,319
	$132,186	207,298

6. INTANGIBLE ASSETS

Intangible assets mainly consisted of computer core software that was developed by the Company for sale. The Company recorded the value of the software for $152,257 at June 30, 2009. The Company amortizes the software over 5 years.

7. TAX PAYABLE

Tax payable consisted of the following at June 30, 2009 and December 31, 2008, respectively:

	June 30, 2009	December 31, 2008
Value added tax payable	$9,568	2,328
Business tax payable	84,186	23,751
Income tax payable	234,357	178,663
Other taxes payable	9,014	1,826
	$337,125	206,568

8. INCOME TAXES

The Company is governed by the Income Tax Law of the PRC concerning the private-run enterprises in Hi-Tech Zone, and is subject to tax at a statutory rate of 25% for both 2009 and 2008 on income reported in the statutory financial statements after appropriated tax adjustments.

9. CONTINGENCIES

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’ s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchases and expenses transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.